UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               September 11, 2002
                                (Date of Report)


                               Claimsnet.com inc.
             (Exact name of registrant as specified in its charter)


               Delaware                                001-14665                             75-2649230
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                        Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets
Item 5.  Miscellaneous

              On September 11, 2002 Claimsnet.com, Inc. ("Registrant") sold certain assets consisting primarily of customer contracts (the "Assigned Contracts") and related revenue streams thereunder to a third party purchaser ("Purchaser") identified in the Asset Purchase Agreement attached hereto as
Exhibit 10.1, in a negotiated arms-length transaction for a purchase price consideration of $700,000 and the execution of an Affiliate and Partner Services and License Agreement dated September 11, 2002, a copy of which is attached hereto as Exhibit 10.2, pursuant to which (i) Registrant and Purchaser have agreed to provide certain administrative and support services for each other in connection with each other's customers, including without limitation the customers under the Assigned Contracts, in each case pursuant to an agreed upon fee schedule, (ii) Registrant has agreed to assist Purchaser in establishing a "hot-site" which will permit Purchaser to run from its own hardware platform, Registrant's software application to service Purchaser's customers, and (iii) Registrant granted Purchaser a limited, non-exclusive, 5-year license to use Registrant's software application at its "hot-site". Registrant shall be entitled to receive fees for its services unless and until the occurrence of certain bankruptcy and liquidation events set forth in such Agreement in respect of Registrant. In connection with such sale of assets, Purchaser and Registrant entered into a Preferred Escrow Agreement with DSI Technology Escrow Services, Inc., a copy of which is attached hereto as Exhibit 10.3, pursuant to which Registrant has agreed to deposit into escrow its proprietary claims processing software and related materials for potential release to Purchaser for use pursuant to a limited, non-exclusive license upon the occurrence of certain bankruptcy and liquidation events. On September 17, 2002, Registrant issued a press release relating to the foregoing, a copy of which is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)      Exhibits

10.1 Asset Purchase Agreement dated September 11, 2002 by and between Registrant and Purchaser.*

10.2 Affiliate and Partner Services and License Agreement dated September 11, 2002, by and between Purchaser and Registrant.*

10.3 Form of Preferred Escrow Agreement by and among Registrant, Purchaser and DSI Technology Escrow Services, Inc.

99.1     Press Release of Registrant dated September 17, 2002.

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* Registrant has requested confidential treatment of certain pricing and other provisions included in the referenced exhibit and has excluded therefrom such provisions. In the event that Registrant's request for confidential treatment is denied, Registrant undertakes to file a copy of the referenced exhibit including the aforementioned excluded information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 17, 2001

                                             CLAIMSNET.COM, INC.



                                             By: /s/ Paul W. Miller
                                             ------------------------------
                                             Name: Paul W. Miller
                                             Title: Chief Executive Officer